NON-FINANCIAL ASSETS AND LIABILITIES	12 Months Ended
Dec. 31, 2021
Non-financial Assets And Liabilities
NON-FINANCIAL ASSETS AND LIABILITIES

NOTE 11: NON-FINANCIAL ASSETS AND LIABILITIES

11.1	Property, plant and equipment
	Original values
Type of good	At the beginning	Increases (1)	Impairment	Transfers	Decreases	Traslation effect	Reclasification to assets clasified as held for sales	At the end

Land	14	-	-	-	-	-	-	14
Buildings	138	-	-	2	-	-	-	140
Equipment and machinery	1,363	17	-	78	-	-	-	1,458
Wells	764	11	-	96	(4)	-	-	867
Mining property	253	-	-	-	-	-	-	253
Vehicles	8	-	-	-	-	-	-	8
Furniture and fixtures and software equipment	52	1	-	3	(1)	-	-	55
Communication equipments	3	-	-	-	-	-	-	3
Materials, spare and tools	31	19	-	(20)	-	-	-	30
Petrochemical industrial complex	17	-	-	6	-	-	-	23
Work in progress	133	153	-	(151)	-	-	-	135
Advances to suppliers	14	52	-	(14)	-	-	-	52
Other goods	2	-	-	-	-	-	-	2
Total at 12.31.2021	2,792	253	-	-	(5)	-	-	3,040
Total at 12.31.2020	5,234	239	(403)	-	(11)	(70)	(2,197)	2,792

(1)	Includes US$ 10 million corresponding to capitalized financial costs for 2020. There are no capitalized financial costs in the fiscal year ended December 31, 2021.

	Depreciation							Net book values
Type of good	At the beginning	Decreases	Impairment	For the year (1)	Traslation effect	Reclasification to assets clasified as held for sales	At the end	At 12.31.2021	At 12.31.2020

Land	-	-	-	-	-	-	-	14	14
Buildings	(61)	-	-	(7)	-	-	(68)	72	77
Equipment and machinery	(437)	-	-	(99)	-	-	(536)	922	926
Wells	(460)	-	-	(72)	-	-	(532)	335	304
Mining property	(161)	-	-	(13)	-	-	(174)	79	92
Vehicles	(6)	-	-	(1)	-	-	(7)	1	2
Furniture and fixtures and software equipment	(44)	-	-	(4)	-	-	(48)	7	8
Communication equipments	(1)	-	-	-	-	-	(1)	2	2
Materials, spare and tools	(3)	-	-	-	-	-	(3)	27	28
Petrochemical industrial complex	(9)	-	-	(3)	-	-	(12)	11	8
Work in progress	-	-	-	-	-	-	-	135	133
Advances to suppliers	-	-	-	-	-	-	-	52	14
Other goods	-	-	-	-	-	-	-	2	2
Total at 12.31.2021	(1,182)	-	-	(199)	-	-	(1,381)	1,659
Total at 12.31.2020	(1,727)	3	85	(276)	21	712	(1,182)		1,610

(1)	Includes US$ 77 million corresponding to discontinued operations for 2020.

11.1.1 Impairment of Property, plant and equipment

The Company regularly monitors the existence of events or changes in circumstances which may indicate that the book value of property, plant and equipment may not be recoverable in accordance with the policy described in Notes 4.9 and 6.1.1.

In the Power Generation segment, spot market prices were affected by the change in currency of the whole remuneration scheme as from February 1, 2020 and the suspension of the automatic price adjustment mechanism.

In May 2021, SE Resolution No. 440/21 provided for a 29% increase in the remuneration as from February 1, 2021 and repealed definitely the application of the automatic adjustment mechanism (see Note 2.1). It is worth highlighting that the most significant share of revenues in the Power Generation segment comes from energy remunerated under a differential scheme (that is, sale contracts with large users within the MATER, Energía Plus or supply agreements entered into with CAMMESA), which have not been affected by the previously mentioned regulations.

In view of the above-mentioned indications, the Company determined the recoverable value of the CGUs that make up the Power Generation segment as of December 31, 2020 and June 30, 2021. As of December 31, 2021, the Company did not identify additional indications that could impact the assumptions considered in the aforementioned assessments.

In the Oil and Gas segment, the market for gas, a product which represents approximately 90% of our hydrocarbon production the lockdown measures to prevent the spread of COVID-19 caused a decrease in the SADI’s electricity generation, which resulted in a lower thermal dispatch and, consequently, lower gas consumptions by CAMMESA which, added to the decrease in the non-essential industrial demand, exacerbated oversupply in the summer months and led to lower tendered gas prices and decreases in domestic gas production. The above-mentioned lockdown measures also greatly affected the demand for oil, which experienced a collapse in sold volumes as a result of the sharp drop in the demand for refined products and the exhaustion of the storage capacity.

In view of the above-mentioned indications of impairment, the Company has determined the recoverable amount of the CGUs making up the Oil & Gas segment as of December 31, 2020. As of December 31, 2021, the Company did not identify additional indications that could impact the assumptions considered in the aforementioned assessment.

The methodology used in the estimation of the recoverable amount consisted on calculating each CGU value in use on the present value of future net cash flows expected to be generated by the CGU, discounted with a rate reflecting the weighted average costs of the invested capital.

Cash flows were prepared based on estimates on the future behavior of certain variables that are sensitive in the determination of the value in use, including the following: (i) reference prices for products; (ii) demand projections per type of product; (iii) costs evolution; and; (iv) macroeconomic variables such as inflation and exchange rates, etc.

11.1.1.1 Generation segment

As of June 30, 2021, the value of the assets in the Power Generation segment does not exceed its recoverable amount.

The projections used in the calculation of the recoverable amount of the CGUs of the Power Generation segment as of June 30, 2021 take into consideration 2 scenarios that weigh: i) the annual price update, ranging between 80% and 100% compared to the annual inflation; ii) the regularization of the financing term granted to CAMMESA in 2022/2023 and iii) a 10.3% WACC rate after taxes.

Actual values may substantially differ from projections, mainly on account of: i) the timeliness and magnitude of price updates for energy; and ii) the date of regularization of the financing term granted to CAMMESA. Even though this variation has been taken into consideration when weighing the scenarios, the Company estimates that any sensitivity analysis that considers changes in any of them taken individually may lead to distorting conclusions, generating an adverse effect on the Company’s results.

As of December 31, 2020, the assessment of recoverability, determined through the value in use of the Güemes and Piedra Buena thermal power plants and the Pichi Picun Leufú, Diamante and Nihuiles hydroelectric power plants, with revenues fully generated in the spot market, and the Loma de la lata and Piquirenda thermal power plants, with revenues generated in the spot market as from the termination of the contracts in 2021, which make up the Power Generation segment, resulted in the recognition of impairment losses for US$ 110 million.

The projections used in the calculation of the recoverable amount as of December 31, 2020 take into consideration 5 alternative scenarios with a probability of occurrence ranging between 10% and 40%, assigned based on historical experience on regulations set by the SE, which weigh: i) price restructuring increases ranging between 9% and 30% in 2021 and up to an additional 30% in 2022; ii) the total or partial implementation of the automatic inflation adjustment mechanism to the spot remuneration set by SE Resolution No. 31/20 as from 2022; iii) the gradual regularization towards 2023 of the financing term granted to CAMMESA to the levels observed in 2019; and iv) a 10.34% WACC rate after taxes.

11.1.1.2 Oil & Gas segment

As of December 31, 2020, the recoverability of the assets in the Oil and Gas segment was assessed through the determination of their value in use and no losses were recognized.

The key assumptions used in the calculation of the recoverable amount as of December 31, 2020 considered in the case of gas: i) Years 2021 through 2024: sale of gas volumes at an annual average price of 3.46 US$/MBTU; ii) Year 2025 onwards: the break-even price is reached, consistent with a prudent development of unconventional reserves in Vaca Muerta. In the case of oil, an average price of US$ 65 was considered for the Brent barrel (reference price for the Company) until 2026 inclusive, as well as a gradual increase until reaching an average price of US$ 73 in 2030. The after tax WACC discount rate is 13.1%.

Finally, it is important to highlight that as of December 31, 2021 and 2020, the book value of the Oil and gas segment assets, including the goodwill assigned to the segment, does not exceed its recoverable value.

11.2	Intangible assets

	Original values
Type of good	At the beginning	Increases	Impairment(1)	Decreases	Traslate Effect	Reclasification to assets clasified as held for sales
							At the end

Concession agreements	20	-	(18)	-	-	-	2
Goodwill	35	-	-	-	-	-	35
Intangibles identified in acquisitions of companies	7	-	-	-	-	-	7
Other	-	4	-	(4)	-	-	-
Total at 12.31.2021	62	4	(18)	(4)	-	-	44
Total at 12.31.2020	312	-	(147)	-	(3)	(100)	62

	Depreciation
Type of good	At the beginning	Impairment(1)	For the year(2)	Reclasification to assets clasified as held for sales	At the end

Concession agreements	(18)	16	-	-	(2)
Intangibles identified in acquisitions of companies	(3)	-	(1)	-	(4)
Total at 12.31.2021	(21)	16	(1)	-	(6)
Total at 12.31.2020	(161)	129	(5)	16	(21)

	Net book values
Type of good	At 12.31.2021	At 12.31.2020

Concession agreements	-	2
Goodwill	35	35
Intangibles identified in acquisitions of companies	3	4
Total at 12.31.2021	38
Total at 12.31.2020		41

(1)	Considering the assumptions detailed in Note 11.1, the assessment of recoverability for the Power Generation segment, resulted in the recognition of impairment losses for the Diamante hydroelectric power plant in an amount of US$ 2 million in 2021, and the recognition of impairment losses for the Diamante and Nihuiles hydroelectric power plants in an amount of US$ 18 million in 2020
(2)	It includes US$ 1 million corresponding to Discontinued operations for fiscal year 2020.

11.3	Deferred tax assets and liabilities

The composition of the deferred tax assets and liabilities is as follows:

	12.31.2020	Profit (loss) (1)	12.31.2021
Tax loss carryforwards	126	(113)	13
Property, plant and equipment	-	80	80
Intangible assets	3	(3)	-
Financial assets at fair value through profit and loss	-	3	3
Trade and other receivables	6	(1)	5
Provisions	28	29	57
Salaries and social security payable	3	(3)	-
Defined benefit plans	5	4	9
Trade and other payables	3	(3)	-
Adjustment for tax inflation	4	(4)	-
Deferred tax asset	178	(11)	167
Property, plant and equipment	(13)	13	-
Intangible assets	(11)	(2)	(13)
Investments in companies	(25)	14	(11)
Inventory	(6)	(4)	(10)
Financial assets at fair value through profit and loss	(4)	(10)	(14)
Trade and other receivables	(7)	(24)	(31)
Taxes payables	(3)	-	(3)
Adjustment for tax inflation	(2)	1	(1)
Deferred tax liabilities	(71)	(12)	(83)
Deferred tax asset, net	107	(23)	84

(1)	Includes US$ 13 million corresponding to discontinued operations.

	12.31.2019	Profit (loss) (1)	Gain on monetary position, net	Reclasification to assets clasified as held	Other reclasifications	12.31.2020
Tax loss carryforwards	111	18	-	(3)	-	126
Intangible assets	-	3	-	-	-	3
Trade and other receivables	13	9	-	(16)	-	6
Trade and other payables	13	(2)	-	(8)	-	3
Salaries and social security payable	2	4	-	(3)	-	3
Defined benefit plans	7	(1)	-	(1)	-	5
Provisions	39	(1)	-	(10)	-	28
Adjustment for tax inflation	8	(4)	-	-	-	4
Deferred tax asset	193	26	-	(41)	-	178

Property, plant and equipment	(384)	90	10	271	-	(13)
Adjustment for tax inflation	(99)	(81)	1	41	136	(2)
Investments in companies	(8)	(17)	-	-	-	(25)
Intangible assets	(13)	2	-	-	-	(11)
Inventory	(10)	(1)	-	5	-	(6)
Trade and other receivables	(4)	(3)	-	-	-	(7)
Financial assets at fair value through profit and loss	(11)	3	-	4	-	(4)
Taxes payable	(4)	1	-	-	-	(3)
Deferred tax liabilities	(533)	(6)	11	321	136	(71)
Deferred tax asset (liabilities), net	(340)	20	11	280	136	107

(1)	Includes (US$ 42) million corresponding to discontinued operations.

Deferred tax assets and liabilities are offset in the following cases: a) when there is a legally enforceable right to offset tax assets and liabilities; and b) when deferred income tax charges are associated with the same fiscal authority.

Tax losses generated in fiscal year 2021 amount to $ 36 million base. As of December 31, 2021, tax loss carryforwards have been recognized for $13 million that can be offset with tax profits until fiscal year 2026, in accordance with current tax laws.

11.4	Inventories

	12.31.2021	12.31.2020
Current
Materials and spare parts	87	79
Advances to suppliers	8	3
In process and finished products	60	34
Total	155	116

11.5	Provisions

	12.31.2021	12.31.2020
Non-Current
Provisions for contingencies	106	91
Asset retirement obligation and decommisioning of wind turbines	19	19
Environmental remediation	15	1
Other provisions	1	-
Total Non-Current	141	111

Current
Provisions for contingencies	-	12
Asset retirement obligation and decommisioning of wind turbines	2	2
Environmental remediation	3	2
Total Current	5	16

The evolution of the provisions is set out below:

	12.31.2021
	For contingencies	Asset retirement obligation and decommisioning of wind turbines	For environmental remediation

At the beginning of the year	103	21	3
Increases	16	3	15
Decreases	-	(1)	-
Reversal of unused amounts (1)	(13)	(2)	-
At the end of the year	106	21	18

(1)	Includes recovery of US$ 12.5 million related to waive the timely granted dispatch of the PEPE IV Wind Farm (see Note 2.1.2.3).

	12.31.2020
	For contingencies	Asset retirement obligation and decommisioning of wind turbines	For environmental remediation

At the beginning of the year	139	22	3
Increases	21	2	-
Decreases	(1)	-	-
Gain on monetary position, net	(15)	-	-
Reversal of unused amounts	(8)	(3)	-
Reclasification liabilities associated to assets classified as held for sale	(33)	-	-
At the end of the year	103	21	3

	12.31.2019
	For contingencies	Asset retirement obligation and decommisioning of wind turbines	For environmental remediation

At the beginning of the year	142	22	5
Increases	41	3	-
Decreases	(10)	-	(2)
Exchange differences	(4)	-	-
Reversal of unused amounts	(13)	(3)	-
Gain on monetary position, net	(17)	-	-
At the end of the year	139	22	3

11.5.1	Provision for Environmental remediation

The Company is subject to extensive environmental regulations in Argentina. The Company’s management believes that its current operations are in compliance with applicable environmental requirements, as currently interpreted and enforced, including regulatory remediation commitments assumed. The Company undertakes environmental impact studies for new projects and investments and, to date, environmental requirements and restrictions imposed on these new projects have not had any material adverse impact on Pampa’s business.

In particular, the Province of La Pampa has submitted a claim to the Company regarding the abandonment of certain wells and the execution of certain tasks associated with the relinquishment of the Jagüel de los Machos and Medanito blocks, which took place in 2015 and 2016, respectively. The Company has challenged the different administrative acts passed by the provincial authorities (including a governor’s executive order) and is addressing claims for the Jagüel de los Machos block in the judicial jurisdiction. Even though the province answered the complaint in the month of March 2021, the Company has started formal negotiations to resolve the dispute, agreeing on the suspension of procedural time limits. During 2021, regarding these claims and based on the progress of the ongoing negotiations, the Company recorded provisions for the estimate of remediation work costs to be incurred in these blocks.

The Company has performed a sensitivity analysis relating to the discount rate. The 1% increase or decrease in the discount rate would not have a significant impact on the Company’s results of operations.

11.5.2	Asset retirement obligations and wind turbines decommissioning

Pursuant to the regulations in force in Argentina, where it develops its oil and gas exploration and production operations, the Company is under an obligation to incur costs associated with the plugging and abandonment of wells. Furthermore, pursuant to the associated usufruct agreements, the Company is under an obligation to decommission wind turbines in wind farms. The Company does not have legally restricted assets for the cancellation of these obligations.

The Company has performed a sensitivity analysis relating to the discount rate. The 1% increase or decrease in the discount rate would not have a significant impact on the Company’s results of operations.

11.5.3	Provision for legal proceedings

The Company (directly or indirectly through subsidiaries) is a party to several civil, commercial, contentious administrative, tax, custom and labor proceedings and claims that arise in the ordinary course of its business. In determining a proper level of provision, the Company has considered its best estimate mainly with the assistance of legal and tax advisors.

The determination of estimates may change in the future due to new developments or unknown facts at the time of evaluation of the provision. As a consequence, the adverse resolution of the evaluated proceedings and claims could exceed the established provision.

As of December 31, 2021, the Company has recorded provisions for US$ 100 million in relation to the following processes:

-	There are a significant number of files pending before the National Tax Court regarding gasoline exports, where the tax entity challenges the tariff heading assigned by Petrobras in 2008-2014. The Treasury’s position involves a higher export duty rate.

-	Petrobras Operaciones S.A. (“POSA”) has filed an international arbitration claim against the Company before the International Chamber of Commerce (“ICC”) on account of alleged breaches to the Assignment Agreement entered into between Petrobras Argentina S.A. (currently Pampa Energía S.A.) and POSA in 2016 for the transfer of a 33.6% interest in the “Río Neuquén” Concession. The breaches alleged by POSA in its arbitration claim consist of the failure to transfer certain assets associated with the assigned interest, and differences in the calculation of adjustments in the assignment price. The arbitration is conducted according to the ICC Rules of Arbitration, the applicable law is the one of the Republic of Argentina, and the seat of arbitration is Buenos Aires, Argentina. On April 30, 2021, POSA filed its claim memorial, and on September 15, 2021, the Company submitted its answer to the claim memorial and counterclaim. On December 15, 2021, POSA submitted its answer to the counterclaim. Currently the proceedings are suspended by the Court, at the request of the parties, and for a period of 45 days from February 7, 2022.

-	The Company filed an international arbitration claim against Petrobras International Braspetro B.V. (“PIB BV”) on account of fraudulent representations and omissions associated with certain export transactions under the share purchase agreement executed on May 13, 2016, whereby the Company acquired 67.2% of Petrobras Argentina S.A.’s capital stock. The arbitration is held under the ICC Arbitration Rules; the applicable law is the one of the State of New York, and the seat of arbitration is New York. On April 29, 2021, the Company filed its claim memorial and PIB BV submitted its counter-memorial and counterclaim seeking the payment of a percentage over the difference between the amount estimated for certain contingencies detected in the purchase process and the amount actually paid for them. On July 7, 2021, the Company and PIB BV submitted their respective answers. On November 5, 2021, the Company and PIB BV submitted their replications, and on December 20, 2021, their rejoinders to the complaints. Currently the proceedings are suspended by the Court, at the request of the parties, and for a period of 45 days from February 1, 2022.

Additionally, the Company has recorded provisions for civil, commercial, administrative, labor, tax and customs complaints brought against the Company corresponding to atomized claims with individual unsubstantial amounts, as well as charges for judicial costs and expenses which, as of December 31, 2021, amount to US$ 6 million.

11.6	Income tax and minimum notional income tax liability
	12.31.2021	12.31.2020
Non-current
Income tax	158	131
Minimum notional income tax	30	-
Total non-current	188	131

Current
Income tax, net of witholdings and advances	20	11
Total current	20	11

Income tax liability

The cumulative CPI variation over the 36 months prior to December 31, 2021 has exceeded the 100% condition established by Law No. 27,430; therefore, the effect of the tax inflation adjustment has been accrued in the calculation of the current and deferred income tax provision. Likewise, as of December 31, 2020 and 2019, the cumulative variation in the CPI has exceeded the 15% and 30% condition set for the third and second transition years pursuant to Law No. 27,430 and, therefore, the effect of the tax inflation adjustment has been accrued in the calculation of the current and deferred income tax provision, except in the cases where, on account of being irregular fiscal years, the mentioned legal parameter has not been exceeded for each of the annual periods.

The tax inflation adjustment mechanism set out in Title VI and different supplementary sections of the Income Tax Law is inconsistent in certain aspects generating a confiscatory lien, including, but not limited to, the failure to update the cost of acquisitions or investments made before January 1, 2018, which bears resemblance with the parameters in re “Candy S.A.”, where the CSJN ordered the application of the inflation adjustment mechanism.

As of December 31, 2021, the companies hold a provision for the additional income tax liabilities which should have been assessed for the reasons mentioned above. The provision for the period, including compensatory interest, is disclosed under “Non-current income tax liabilities”.

Minimum Notional Income Tax liability

The Company and its subsidiaries have filed a petition for declaratory relief under Sect. 322 of the Federal Code of Civil and Commercial Procedure to gain assurance as to the application of the minimum notional income tax for the fiscal years 2011-2018 based on CSJN’s decision in re “Hermitage” passed on June 15, 2010. In this established precedent, the Court declared the unconstitutionality of this tax on the grounds that it is unreasonable and it breaches the taxpaying capacity principle when the absence of taxable income in the period evidences that the income presumed by the legislator has not existed.

However, on August 26, 2021, the CSJN dismissed the tax refund claim lodged by the Company for the 2008 and 2009 periods alleging that, despite the evidenced tax losses, the existence of accounting profits is a manifestation of the taxpaying capacity and, therefore, the precepts of the Hermitage precedent are not met.

Considering the CSJN’s current position, the Company and its subsidiaries have recorded, for periods presenting tax losses and accounting profits, liabilities on the amount of the applicable interest on the Notional Income Tax, plus the determined tax provision for those cases in which Notional Income Tax is not considered to be computable as an Income Tax advance payment.

11.7	Tax liabilities

	12.31.2021	12.31.2020
Non-current
Sales tax	-	2
Total non-current	-	2

Current
Value added tax	4	12
Personal assets tax provision	2	1
Payment plans	-	1
Tax withholdings to be deposited	6	2
Royalties	9	4
Extraordinary Canon	-	16
Other	2	-
Total current	23	36

11.8	Defined benefits plans

The main characteristics of benefit plans granted to Company employees are detailed below.

(i)	Pension and retirement benefits: Benefit plan whereby Company employees, in some cases covered by certain collective bargaining agreements, meeting certain conditions are eligible to receive upon retirement, and in some cases, disability or death, a certain number of salaries according to the provisions of the plan or collective bargain agreement, if applicable.

(ii)	Compensatory plan: Benefit plan whereby some of the Company employees meeting certain conditions are eligible to receive upon retirement a certain amount according to the provisions of the plan (based on the last computable salary and the number of years working for the Company) after deducting the benefits from the pension system. The plan, until 2003, called for a contribution to a fund exclusively by the Company and without any contribution by the employees. These contributions were derived to a trust fund and were invested in US dollar-denominated money market instruments in order to preserve the accumulated capital and obtain a return in line with a moderate risk profile. Funds were mainly invested in US government bonds, commercial papers rated A1 or P1, AAAm- rated mutual funds and time deposits in banks rated A+ or higher in the United States of America, in accordance with the Trust Agreement dated on March 27, 2002 entered with The Bank of New York Mellon, duly amended by the Permitted Investment Letter dated on September 14, 2006. The Bank of New York Mellon is the trustee and Willis Towers Watson is the managing agent. In case there is an excess, duly certified by an independent actuary, of the funds to be used to settle the benefits granted by the plan, the Company will be entitled to choose to use it, in which case it may have to notify the trustee thereof.

As of December 31, 2021, 2020 and 2019, the most relevant actuarial information corresponding to the described benefit plans is the following:

	12.31.2021
	Present value of the obligation	Present value of assets	Net liability at the end of the year
Liabilities at the beginning	25	(4)	21
Items classified in profit or loss
Current services cost	1	-	1
Cost for interest	13	(3)	10
Items classified in other comprehensive income
Actuarial losses	1	2	3
Benefit payments	(2)	-	(2)
(Gain) Loss on net monetary position, net	(5)	1	(4)
At the end	33	(4)	29

	12.31.2020
	Present value of the obligation	Present value of assets	Net liability at the end of the year
Liabilities at the beginning	36	(5)	31
Items classified in profit or loss
Current services cost	3	-	3
Cost for interest	16	(2)	14
Items classified in other comprehensive income
Actuarial (gains) losses	(3)	1	(2)
Benefit payments	(2)	-	(2)
Reclasification liabilities associated to assets classified as held for sale	(10)	-	(10)
(Gain) Loss on net monetary position, net	(15)	2	(13)
At the end	25	(4)	21

	12.31.2019
	Present value of the obligation	Present value of assets	Net liability at the end of the year
Liabilities at the beginning	40	(5)	35
Items classified in profit or loss
Current services cost	3	-	3
Cost for interest	15	(2)	13
Items classified in other comprehensive income
Actuarial (gains) losses	(2)	-	(2)
Benefit payments	(2)	-	(2)
(Gain) Loss on net monetary position, net	(18)	2	(16)
At the end	36	(5)	31

As of December 31, 2021, 2020 and 2019, the breakdown of net liabilities per type of plan is as follows: a) US$ 15 million, US$ 12 million and US$ 21 million correspond to the Pension and Retirement Benefits Plan and b) US$ 14 million, US$ 9 million and US$ 10 million correspond to the Compensatory Plan, respectively.

Estimated expected benefits payments for the next ten years are shown below. The amounts in the table represent the undiscounted cash flows and therefore do not reconcile to the obligations recorded at the end of the year.

12.31.2021
Less than one year	5
One to two years	3
Two to three years	3
Three to four years	3
Four to five years	3
Six to ten years	12

Significant actuarial assumptions used were as follows:

	12.31.2021	12.31.2020	12.31.2019
Discount rate	5%	4%	5%
Salaries increase	1%	1%	1%
Average inflation	54%	46%	27%

The following sensitivity analysis shows the effect of a variation in the discount rate and salaries increase on the obligation amount:

12.31.2021
Discount rate: 4%
Obligation	36
Variation	3
10%

Discount rate: 6%
Obligation	31
Variation	(2)
(8%)

Salaries increase: 0%
Obligation	32
Variation	(1)
(3%)

Salaries increase: 2%
Obligation	34
Variation	1
4%

The sensitivity analyses are based on a change in an assumption while holding all other assumptions constant. In practice, this is unlikely to occur, and changes in some of the assumptions may be correlated. Therefore, the presented analysis may not be representative of the actual change in the defined benefit obligation. The methods and types of assumptions used in preparing the sensitivity analysis did not change compared to the prior period.

11.9	Salaries and social security payable
	12.31.2021	12.31.2020
Current
Salaries and social security contributions	4	3
Provision for vacations	7	7
Provision for gratifications and annual bonus for efficiency	17	13
Total current	28	23